Exhibit 99.1

Exhibit 99.1

Forward-Looking Statements

Some of the statements that the Company will make during this conference call contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. While the Company believes that its expectations in making these statements are reasonable, actual results could vary materially from expectations as a result of a number of factors, including, but not limited to, the acceptance of new products, including, but not limited to Stratos, by its customers; foreign currency exchange rate fluctuations between the U.S. dollar and other major currencies including the euro; and difficulties or delays in the development, production, testing and marketing of its products. For a more detailed list and description of some of these risks and uncertainties, please see the reports filed by Metrologic with the Securities and Exchange Commission. Metrologic disclaims any intention or obligation to update or revise any forward-looking statements.

Metrologic’s Primary Business

Optical Image Lift and Electronic Conversion for use in Data Collection Systems

2003 Sales by Segment

Corporate Strategy

Engineering Offices in 11 countries Growth

Innovation

Strength Selling into 113 countries

Increased

Market Share

Worldwide

193 Engineers Products New Markets

Sales

Served

Engineers and Patents

Manufacturing Strength

Automated PCB manufacture Automated Sub-Assemblies

Worldwide Manufacturing Automated Quality Assurance

Facilities Expansion—China

Sales History

$ 140 Our Strategy is WORKING! 138

114 116

$ 120

G R

millions) $ 100 C A 92

. 1%

16 80

$ 80

(in 66

$ 53

$ 60

47

42

36

Sales US $ 40

$ 20

$ 0

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003

Scanner Hardware Market Share Gains

* 2003(e) reflects estimated market size of $1.405B

* 2004(e) reflects guidance midpoint and estimated market size of $1.545B

* Market estimates derived from Venture Development Corporation

Sales History by Quarter (2002/2003)

Fourth Quarter 2003 Sales by Segment

Fourth Quarter 2003 Sales by Geography

POS/OEM Q403 Sales by Product Intro Date

Income Statement

3 months ended Year ended

Dec 31, Dec 31,

2003 2002 2003 2002

Sales 41,702 31,630 138,011 115,806

Gross profit $ 18,400 11,254 58,357 41,421

Gross profit        % 44.1% 35.6% 42.3% 35.8%

Operating profit 8,195 3,144 20,144 5,619

Net income 5,236 1,660 13,881 1,675

EPS (diluted) .23 .10 .72 * .10

Includes $2.2 M gain on extinguishment of debt

Gross Profit $            and        %

$ 74.4

$ 70 GP $            GP        %

$ 60 $ 58.4

$ 50 45.5%

41.7% $ 40.2 $ 41.4 42.3%

39.7%

$ 40 $ 36.5 35.4% 35.8%

$ 33.4

$ 30

$ 20

$ 10

$ 0

1999 2000 2001 ** 2002 2003 *2004

*Projections based on mid-range of company’s published guidance ** Excludes special charges and other costs on $10.0m

Operating Income

Contributing Factors

Sales increase

Cost reductions

Euro impact

*Excludes one time charges of $0.7. Including these charges, operating income would be $0.2

Net Income

*Excludes one time or non-recurring charges of $0.5, after tax. Including these charges, reported net loss was $0.3.

** Excludes one time or non-recurring items aggregating income of approximately $1.9. Including these items, reported net income was $3.8

Debt Reduction

*Excluding restricted cash

Balance Sheet

Dec 31, Dec 31,

2002 2003

Current assets 39,179 96,700

Net PPE 12,600 16,940

Other 22,473 24,352

Total assets 74,252 137,992

A/P & Accr Exp 18,108 19,289

Debt 21,486 5,527

Other liabilities 5,187 5,568

Stockholders’ equity 29,471 107,608

Total liabilities and

stockholders’ equity 74,252 137,992

Revised Guidance

2000 *2001 *2002 *2003 2004

Sales 91,884 113,688 115,806 138,011 163,500

Gross profit $ 36,490 40,201 41,421 58,357 74,393

Gross profit        % 39.7% 35.4% 35.8% 42.3% 45.5%

Operating profit 5,041 1,084 6,351 20,144 29,150

Net income (loss) 2,737 (1,552) 2,208 11,968 17,950

EPS .17 (.10) .14 .62 .77

* Excludes one time gains or charges. Including these one time items EPS for 2001 was (.47) and for 2002 was .10.

2004 is projected based on company’s published mid-range of guidance

Our Strategy is Working

164*

$ 160

138

$ 140

millions) G R 116

$ 120 A 114

C

. 4%

$ 100 16 92

(in 80

$ 80 66

$

$ 60 53

47

42

36

Sales US $ 40

$ 20

$ 0

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004

*Projections based on mid-range of company’s published guidance